Exhibit 99.1

Contact: Lynn Pieper Lewis

415-937-5402

ir@entellusmedical.com

ENTELLUS MEDICAL ANNOUNCES DEFINITIVE AGREEMENT

TO ACQUIRE SPIROX

Acquisition Adds Innovative and Minimally Invasive Treatment For Nasal Airway Obstruction – Significantly Expanding Office and Operating Room Based ENT Opportunities

Announces Preliminary Second Quarter 2017 Revenue Results and Updates 2017 Outlook

Conference Call Today at 8:30am ET

PLYMOUTH, MN. (July 7, 2017) — Entellus Medical, Inc. (NASDAQ: ENTL), a medical technology company focused on delivering minimally invasive ENT procedures, today announced that it has entered into a definitive agreement to acquire Spirox, Inc., a privately-held ENT medical technology company that develops, manufactures and markets the LATERA™ Absorbable Nasal Implant, a minimally invasive option for ENTs and facial plastic surgeons to treat nasal airway obstruction.    The company also announced preliminary second quarter 2017 revenue results and updated full year 2017 revenue guidance.

Under the terms of the agreement, Entellus has agreed to acquire Spirox for $25 million in cash and 3.4 million shares of Entellus common stock, plus additional contingent payments over four years based on revenue growth.

“We are excited to announce this significant transaction. We believe this combination will enhance the near and long-term growth potential of our business and bolster our strategy to deliver less invasive treatment options to ENTs while driving procedure volumes to more cost efficient care settings,” said Robert White, President and Chief Executive Officer of Entellus. “Nasal airway obstruction impacts as many as 20 million people in the US with nearly one million people undergoing some type of surgical procedure each year. Of surgically treated nasal obstruction patients, over 70% may benefit from lateral wall interventions and can be effectively treated with the LATERA implant.”

Mr. White continued, “We look forward to working with the entire Spirox team to advance our technologies and the addition of both Duke Rohlen, President and Chief Executive Officer of Spirox, and Jim Momtazee, a current director of Spirox and Head of KKR’s Health Care Industry Team - Americas, to Entellus’ board of directors.”

Contact: Lynn Pieper Lewis

415-937-5402

ir@entellusmedical.com

“Entellus and Spirox are two entrepreneurial companies that share a strong strategic focus on providing better experiences for physicians and patients with innovative and less invasive technologies in the ENT sector,” said Duke Rohlen, Chief Executive Officer of Spirox. “We look forward to combining our complementary expertise and capabilities for the benefit of our shared customers, patients, employees and shareholders.”

The transaction is subject to customary closing conditions, including the approval of the transaction by Spirox’s stockholders. The transaction is expected to close early in the third quarter of 2017.

Following FDA clearance, LATERA was commercially introduced mid-2016, and has generated over $6 million in cumulative revenue. Entellus expects the LATERA product will continue to grow at a compounded growth rate of over 40% through 2020.

Preliminary and Unaudited Second Quarter 2017 Revenue & 2017 Financial Outlook

Preliminary and unaudited revenue for the second quarter of 2017 is expected to be $21.9 million to $22.1 million, reflecting growth of 17% to 18% over the second quarter of 2016. The preliminary unaudited revenue results included in this release are prior to the completion of review procedures and are therefore subject to adjustment.

Based on this transaction and second quarter revenue performance, Entellus is raising its full year 2017 revenue expectations to be in the range of $91.5 million to $94.5 million, representing growth of approximately 22% to 26% over 2016 revenue. The updated guidance compares to the company’s previous revenue expectation for 2017 of $86.0 million to $89.0 million and previous growth expectations of 14% to 18%. The company plans to provide second quarter 2017 financial results and issue third quarter and full year 2017 guidance reflecting the acquisition of Spirox in early August 2017.

Conference Call and Webcast Today

Entellus’ management team will host a conference call beginning today at 8:30am ET to discuss its agreement to acquire Spirox. Individuals interested in listening to the conference call may do so by dialing (877) 930-5751 for domestic callers or (253) 336-7277 for international callers, using Conference ID: 51246356. To listen to a live webcast or a replay, please visit the investor relations section of the Entellus website at: www.entellusmedical.com.

About Entellus Medical, Inc.

Entellus is a medical technology company focused on delivering superior patient and physician experiences through products designed for the minimally invasive treatment of patients. Entellus products are used for the treatment of adult and pediatric patients with chronic and recurrent sinusitis, as well as adult patients with persistent Eustachian tube dysfunction. The Entellus platform of products provides effective and easy-to-use solutions intended to help simplify

Contact: Lynn Pieper Lewis

415-937-5402

ir@entellusmedical.com

everything from diagnosis and patient selection, to complex case revisions and post-operative care. Entellus’ core product lines, XprESS™ ENT Dilation System, MiniFESS™ Surgical Instruments, XeroGel Nasal Dressing and FocESS™ Imaging & Navigation, combine to enable ENT physicians to conveniently and comfortably perform a broad range of procedures in the office and simplify treatment based in the operating room. Entellus is committed to broadening its product portfolio with high-quality and purposeful innovations for the global ENT market.

About Spirox, Inc.

Spirox is committed to improving the quality of life for patients suffering from nasal obstruction. The Redwood City, California based company’s first product – the LATERA Absorbable Nasal Implant – is designed to address one of the most common, yet underdiagnosed, causes of nasal obstruction today, nasal valve collapse caused by weakened lateral wall cartilage. For more information, please visit www.spiroxmed.com.

Forward-Looking Statements

All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of words such as “expect,” “anticipate,” “plan,” “could,” “may,” “intend,” “will,” “continue,” “future,” “outlook,” other words of similar meaning and the use of future dates. Forward-looking statements in this release include the anticipated timing and completion of the acquisition; the effect of the acquisition of Spirox on Entellus’s future revenues and other operating results; market potential and acceptance of Spirox’s LATERA product; and Entellus’s anticipated revenue for second quarter and full year 2017. These forward-looking statements are based on the current expectations of Entellus’ management and involve known and unknown risks and uncertainties that may cause Entellus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, delays in completing the acquisition and the risk that the acquisition may not be completed at all; the anticipated incurrence of additional indebtedness by Entellus to pay the cash portion of the merger consideration; the failure by Entellus to obtain the necessary debt financing arrangements to fund the acquisition; risks that Entellus’s business may suffer as a result of uncertainty surrounding the acquisition; failure to achieve the revenues, cost savings, earnings, growth prospects and any or other synergies expected from the acquisition or delays in realization thereof; delays and challenges in integrating Spirox’s business and operations after the acquisition is completed; operating costs and business disruption during the pendency of and following the acquisition, including adverse effects on employee retention and on business relationships with third parties, including physicians, providers, distributors and vendors; Entellus’s future operating results and financial performance; adequate levels of coverage or reimbursement for procedures using the company’s products; competition; ability to expand, manage and maintain its direct sales organization and market and sell its products in the United States and internationally; risks and uncertainties involved in its international operations; the compliance of its products and activities with the laws and regulations of the countries in which

Contact: Lynn Pieper Lewis

415-937-5402

ir@entellusmedical.com

they are marketed; failure or delay in obtaining FDA or other regulatory approvals or the effect of FDA or other regulatory actions; risk of product recalls, product liability claims and litigation and inadequate insurance coverage relating thereto; and intellectual property disputes. Other factors that could cause actual results to differ materially from those contemplated in this press release can be found under the caption “Risk Factors” in the company’s Securities and Exchange Commission (SEC) reports, including its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which the company intends to file with the SEC. Entellus undertakes no obligation to update or revise any forward-looking statements, even if subsequent events cause its views to change.